UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

TPG RE FINANCE TRUST, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

TPG RE FINANCE TRUST, INC. C/O PROXY SERVICES P.O. BOX 9142 FARMINGDALE, NY 11735 Your Vote Counts! TPG RE FINANCE TRUST, INC. 2023 Annual Meeting Vote by May 15, 2023 11:59 PM ET. For shares held in a Plan, vote by May 11, 2023 11:59 PM ET. V10470-P86474 You invested in TPG RE FINANCE TRUST, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 16, 2023. Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 2, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 16, 2023 11:00 AM EST The meeting will be held virtually at: www.virtualshareholdermeeting.com/TRTX2023 *To vote your shares during the virtual meeting, you will need the unique control number indicated above. For instructions on how to attend and participate in the virtual meeting, visit www.virtualshareholdermeeting.com/TRTX2023.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters. Board Voting Items Recommends 1. Election of Directors Nominees: 01) Avi Banyasz 04) Julie Hong 07) Bradley Smith For 02) Doug Bouquard 05) Todd Schuster 08) Gregory White 03) Michael Gillmore 06) Wendy Silverstein 2. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting For firm for the fiscal year ending December 31, 2023. 3. Advisory Vote on Executive Compensation: To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V10471-P86474